UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

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☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Section 240.14a-12

Cyalume Technologies Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CYALUME TECHNOLOGIES HOLDINGS, INC.

96 Windsor Street

West Springfield, Massachusetts 01089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held July 9, 2013

To the Stockholders of

Cyalume Technologies Holdings, Inc.

Notice is hereby given that the Annual Meeting of the Stockholders of Cyalume Technologies Holdings, Inc. (the “Company”) will be held on July 9, 2013 at 9:00 a.m. local time at the offices of Columbus Nova, 900 Third Avenue, 19th Floor, New York, NY 10022. The annual meeting is called to consider and vote upon the following proposals:

1.	To elect a board of ten directors, to hold office until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To amend the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock which the Company shall have authority to issue from 50,000,000 to 100,000,000;

3.	To amend the Company’s Fifth Amended and Restated Certificate of Incorporation to eliminate stockholder action by written consent unless otherwise approved in advance by the Board of Directors;

4.	To amend the Company’s Fifth Amended and Restated Certificate of Incorporation to require an affirmative vote of holders of at least two-thirds of the combined voting power of the then outstanding shares of capital stock of the Company to amend certain provisions of the Fifth Amended and Restated Certificate of Incorporation;

5.	To amend the Company’s 2009 Omnibus Securities and Incentive Plan to increase the aggregate number of shares of common stock that may be issued under the Plan to 2,650,000;

6.	To approve, on a non-binding advisory basis, the compensation of our named executive officers (“say-on-pay”);

7.	To vote, on a non-binding advisory basis, on the frequency of future advisory votes on named executive officer compensation; and

8.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on May 10, 2013 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. The stock transfer books of the Company will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the annual meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof, and may nevertheless vote in person at the annual meeting. This Proxy Statement, a form of proxy and our most recent Annual Report are available to view online at the following internet address: http://investor.cyalume.com/annual-proxy.cfm.

By Order of the Board of Directors,

/s/ Zivi Nedivi
Zivi Nedivi
President, Chief Executive Officer

Dated: April 25, 2013

CYALUME TECHNOLOGIES HOLDINGS, INC.

TABLE OF CONTENTS

Page
Proxy Statement	1
Questions and Answers about this Proxy Material, Annual Meeting and Voting	2
The Board and Board Committees	5
Director Compensation	9
Executive Officers	10
Executive Compensation	11
2012 Summary Compensation Table	15
Equity Compensation Awards	16
Outstanding Equity Awards at December 31, 2012	16
Security Ownership of Certain Beneficial Owners and Management	18
Certain Relationships and Related Transactions	20
Report of the Audit Committee	22
Items to Be Voted On
• Election of Directors (Proposal No. 1)	26
• Amendment of the Fifth Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock which the Company shall have authority to issue from 50,000,000 to 100,000,000 (Proposal No. 2)	29
• Amendment of the Fifth Amended and Restated Certificate of Incorporation to eliminate stockholder action by written consent unless otherwise approved in advance by the Board of Directors (Proposal No. 3)	31
• To amend the Company’s Fifth Amended and Restated Certificate of Incorporation to require an affirmative vote of holders of at least two-thirds of the combined voting power of the then outstanding shares of capital stock of the Company to amend certain provisions of the Fifth Amended and Restated Certificate of Incorporation (Proposal No. 4)	33
• To amend the Company’s 2009 Omnibus Securities and Incentive Plan to increase the aggregate number of shares of common stock that may be issued under the Plan to 2,650,000 (Proposal No. 5)	35
• Advisory Vote on Executive Compensation (Proposal No. 6)	38
• Advisory Vote on Frequency of Executive Compensation Advisory Voting (Proposal No. 7)	39
Other Matters	40
Section 16(a) Beneficial Ownership Reporting Compliance	41
Stockholder Proposals at the Next Annual Meeting	41

CYALUME TECHNOLOGIES HOLDINGS, INC.

96 Windsor Street

West Springfield, Massachusetts 01089

PROXY STATEMENT

for

Annual Meeting of Stockholders

to be held July 9, 2013

PROXY SOLICITATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyalume Technologies Holdings, Inc. (the “Company,” “Cyalume,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of Columbus Nova, 900 Third Avenue, 19th Floor, New York, NY 10022 on July 9, 2013, at 9:00 a.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address. Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by Company officers, directors, or employees, who will receive no additional compensation. You may obtain directions to the meeting by calling our offices at (888) 858-7881.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the notice of our annual meeting, this proxy statement, a proxy card and our 2012 Annual Report to Stockholders, and by notifying you of the availability of our proxy materials on the Internet. The notice of annual meeting, proxy statement, form of proxy and our 2012 Annual Report are also available at http://investor.cyalume.com/annual-proxy.cfm. In accordance with SEC rules, the materials on the site are searchable, readable and printable, and the site does not use “cookies” or other tracking devices that identify visitors.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting and cancel any proxy previously given.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL,

ANNUAL MEETING AND VOTING

The following information regarding the proxy material, annual meeting and voting is presented in a question and answer format.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders of record at the close of business on May 10, 2013 (the “record date”) will vote on the items of business outlined in the Notice of Annual Meeting of Stockholders (the “Meeting Notice”).

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Cyalume Technologies Holdings, Inc. is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders (“Annual Meeting”), including at any adjournments or postponements of the meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

The Company intends to mail this proxy statement and accompanying proxy card on or about May 17, 2013 to all stockholders of record entitled to vote at the Annual Meeting.

Who may vote and how many votes may I cast?

Only stockholders of record at the close of business on the record date, May 10, 2013, will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter. As of April 9, 2013, there were 20,738,260 shares of our common stock issued and outstanding. There are no other classes of capital stock outstanding.

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How do I vote?

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive; or

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:59 p.m. EST on the day before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or other Fiduciary

If you received this proxy statement from your broker, bank or other fiduciary, your broker, bank or fiduciary should have given you instructions for directing how that person or entity should vote your shares. It will then be your broker, bank or fiduciary’s responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.

Under the rules of various national and regional securities exchanges, brokers generally may vote on routine matters, such as the ratification of the engagement of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors is a non-routine matter, and, consequently, your broker, bank or fiduciary will not have discretionary authority to vote your shares on this or other non-routine matters. If your broker, bank or fiduciary does not receive instructions from you on how to vote on these matters, your broker, bank or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “Broker Non-Vote” and may affect the outcome of the voting on those matters.

We therefore encourage you to provide directions to your broker, bank or fiduciary as to how you want your shares voted on all matters to be brought before the Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the Annual Meeting.

You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What if I change my mind after I vote via proxy?

If you hold your shares in your own name, you may revoke your proxy at any time before your shares are voted by:

•	mailing a later dated proxy prior to the Annual Meeting;
•	delivering a written request in person to return the executed proxy;
•	voting in person at the Annual Meeting; or
•	providing written notice of revocation to the Corporate Secretary of the Company at:

96 Windsor Street, West Springfield, Massachusetts 01089.

If you hold your shares in the name of your broker, bank, or other fiduciary, you will need to contact that person or entity to revoke your proxy.

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What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at our transfer agent or with brokers, banks, or other fiduciaries. Please complete and return all proxy cards and voting instruction forms to ensure that all of your shares are voted.

How many shares must be present to hold a valid Meeting?

For us to hold a valid Annual Meeting, we must have a quorum, which means that a majority of the outstanding shares of our common stock that are entitled to cast a vote are present in person or by proxy at the Annual Meeting. Proxies received but marked as abstentions and Broker Non-Votes will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Your shares will be counted as present at the Annual Meeting if you:

•	properly submit a proxy card (even if you do not provide voting instructions); or

•	attend the Meeting and vote in person.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Annual Meeting. We plan to publish the final voting results in a Current Report on Form 8-K filed within four business days of the Annual Meeting. If final voting results are not available within the four business day timeframe, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing final voting results.

Who pays the cost for soliciting proxies?

We will pay the cost for the solicitation of proxies by the Board of Directors. Our solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally, by telephone, fax or e-mail by our officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for their services. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to beneficial holders to obtain the authorization for the execution of proxies.

Where can I find additional information about Cyalume?

Our reports on Forms 10-K, 10-Q and 8-K, and other publicly available information should be consulted for other important information about Cyalume. You can also find additional information about us on our web site at www.cyalume.com. The principal executive office of the Company is located at 96 Windsor Street, West Springfield, Massachusetts 01089. The mailing address of the principal executive office is 96 Windsor Street, West Springfield, Massachusetts 01089. The telephone number for the Company is (413) 858-2500.

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THE BOARD AND BOARD COMMITTEES

During the year ended December 31, 2012, the Board of Directors met six times and took action by unanimous written consent on three occasions. All of the directors attended at least 75% of the meetings of the Board and of each committee on which he serves, except Andrew Intrater and James Valentine. Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting. The Board of Directors has determined that the directors standing for election, other than Mr. Nedivi and Mr. Schleck, namely Messrs. Churchill, Dobkin, Eitan, Epstein, Intrater, Meyer, Rebar and Valentine, are each independent directors as defined in Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market LLC (the “Listing Rules”).

Current Committee Composition (1)
Name	Audit	Nominating and Corporate Governance	Compensation	Executive
Winston J. Churchill (2)		C		C
Yaron Eitan	M		C	M
Jason Epstein			M	M
Andrew Intrater		M
John G. Meyer, Jr.			M
Zivi Nedivi				M
Thomas G. Rebar	C

(1)	Immediately after the Annual Meeting of Stockholders, the newly appointed slate of Directors will meet to establish the composition of Committees.
(2)	Chairman of the Board of Directors.

“C”   Indicates committee chair.

“M”  Indicates committee member.

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Audit Committee. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Thomas G. Rebar (Chairman) and Yaron Eitan serve on this committee. The Audit Committee held nine meetings during 2012. The Board of Directors has determined that Thomas G. Rebar is an “audit committee financial expert”. The Board of Directors has determined that each of the members of the Audit Committee are independent as defined in Rule 5605(a)(2) of the Listing Rules.

The Audit Committee operates under a written charter adopted by the Board of Directors and assists the Board of Directors by overseeing the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee charter is available on our website, www.cyalume.com.

Nominating and Corporate Governance Committee. On January 13, 2009, the Board of Directors formed the Nominating and Corporate Governance Committee and adopted a written charter. Winston Churchill (Chairman) and Andrew Intrater, each of whom is independent as defined in Rule 5605(a)(2) of the Listing Rules, serve on this committee. The Nominating and Corporate Governance Committee’s charter is available to security holders on our website, www.cyalume.com. The Nominating and Corporate Governance Committee did not meet during 2012 but took action by unanimous written consent on one occasion during 2012.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the Listing Rules and applicable SEC regulations. Stockholders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, Massachusetts 01089. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. Those suggesting a nominee should include evidence that the writer is a Company stockholder, the name and contact information of the candidate and a statement signed by the candidate that the candidate is willing to be considered for nomination by the committee and willing to serve as a director, if nominated and elected. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

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The Company has entered into an investor rights agreement with certain former owners of Cyalume Technologies, Inc. (“CTI”), a wholly-owned subsidiary of the Company as a result of the acquisition of CTI on December 19, 2008, which allows certain beneficial owners to nominate up to three persons for election to the Board of Directors for so long as a minimum percentage of the Company’s outstanding common stock are owned by such security holders. The terms of the agreement are as follows:

(i) the holders of Cova Small Cap Holdings, LLC’s (“Cova”) investment have the right to nominate two persons for election to the Board of Directors as long as Cova owns 5% of the outstanding stock of the Company; and

(ii) the holders of Kline Hawkes Pacific Friends Fund, LLC and Kline Hawkes Pacific, L.P. (“Kline Hawkes”) have the right to nominate one person for election to the Board of Directors as long as Kline Hawkes owns 5% of the outstanding common stock of the Company.

Andrew Intrater and Jason Epstein are Cova’s current nominees to the Board of Directors and James Valentine is Kline Hawkes’ current nominee to the Board of Directors.

The Company is also party to an amendment agreement, dated December 27, 2012, with JFC Technologies, LLC (“JFC”) and James G. Schleck, individually and in his capacity as representative of the members of JFC, pursuant to which, for so long as JFC and/or Mr. Schleck collectively own at least 10% of the total number of outstanding shares of the Company’s common stock, Mr. Schleck has the right to be named by the Company as a nominee for election to the board of directors each time the Company solicits a vote of its stockholders relating to the election of directors.

Compensation Committee. On January 13, 2009, the Board of Directors formed a Compensation Committee and adopted a written charter. Serving on the Compensation Committee are Yaron Eitan (chairman), Jason Epstein and John G. Meyer, Jr., each of whom is independent as defined in Rule 5605(a)(2) of the Listing Rules. The Compensation Committee held two meetings and took action by unanimous written consent on two occasions during 2012. The charter is available to security holders on our website, www.cyalume.com. The charter sets forth responsibilities, authority and specific duties of the Compensation Committee. The Compensation Committee reviews and recommends to the board the compensation for the CEO and non-employee directors of our Company, and reviews the CEO’s compensation recommendations for all other corporate officers. It also reviews the general policy relating to compensation and benefits for all employees. The Compensation Committee has been designated by the Board of Directors to administer the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “2009 Plan”).

Executive Committee. On January 13, 2009, the Board of Directors formed an Executive Committee. Yaron Eitan (Chairman), Winston Churchill, Jason Epstein and Zivi Nedivi serve on this committee. The Executive Committee exercises the powers of the Board between meetings of the full Board of Directors. The Executive Committee met two times during 2012.

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Board Operations

The positions of principal executive officer and chairman of the Board of Directors of the Company are held by different persons. The chairman of the Board of Directors, an independent director, chairs Board of Director and stockholder meetings and participates in preparing their agendas. The chairman of the Board of Directors also calls, plans, and chairs the independent directors’ executive sessions and serves as a focal point for communication between management and the Board of Directors between Board of Director meetings, although there is no restriction on communication between directors and management. We believe that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board of Directors is responsible for overall supervision of the Company’s risk oversight efforts as they relate to the key business risks facing the organization. Management identifies, assesses, and manages the risks most critical to the Company’s operations on a day-to-day basis and routinely advises the Board of Directors on those matters as the President/CEO and CFO have access to the Board of Directors, attend regular meetings as well as the audit committee meetings. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its Committees, providing oversight as necessary in connection with those efforts.

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DIRECTOR COMPENSATION

Director Compensation

Our director compensation policy for 2012 was to provide each non-employee director with an award of 7,500 options to purchase common stock at $2.50 per share as compensation for services rendered from their election on June 21, 2012 until the next annual meeting. John G. Meyer, Jr. also received $25,000. No other compensation was paid to non-employee directors. All directors are reimbursed for travel and other expenses directly related to activities as directors.

The following table provides compensation information for our non-employee directors for 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)	Total Number of Option Awards Outstanding at December 31, 2012 (#)
Winston Churchill	—	—	4,725	4,725	30,000
Yaron Eitan	—	—	4,725	4,725	30,000
Jason Epstein	—	—	4,725	4,725	30,000
Andrew Intrater	—	—	4,725	4,725	22,500
John G. Meyer, Jr.	25,000	—	4,725	29,725	90,000
Thomas G. Rebar	—	—	4,725	4,725	30,000
Yair Shamir (2)	—	—	4,725	4,725	30,000
James Valentine	—	—	4,725	4,725	7,500

(1)	The amounts reflect the amounts recognized in accordance with ASC 718, Compensation-Stock Compensation. Assumptions used in the calculation of these amounts are included in Note 21 to our audited financial statements for the year ended December 31, 2012 included in our annual report on Form 10-K for the year ended December 31, 2012.
(2)	On March 19, 2013, Mr. Yair Shamir resigned from the Board of Directors, and Alain Dobkin was appointed to fill the resulting vacancy.

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EXECUTIVE OFFICERS

The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Office
Zivi Nedivi	54	President and Chief Executive Officer
Dale Baker	55	Chief Operating Officer
Michael Bielonko	60	Chief Financial Officer & Secretary

Zivi Nedivi has been our President and Chief Executive Officer since April 2, 2012 and has been our Director since June 2012. Mr. Nedivi was a special advisor from January 2009 to September 2011 and the CEO from March 2008 to December 2008 for Axiom Investment Advisors, LLC, a hedge fund specializing in currencies. Prior to that, from December 2006 to March 2008, he was the COO of Lumenis Ltd, a global leader in medical and aesthetic lasers and light based technology. Mr. Nedivi was the President and CEO of Kellstrom Aerospace, LLC, an industry leader in the airborne equipment segments of the international aviation services aftermarket and its predecessor company, Kellstrom Industries, from 1990 to 2005. He continues to serve as an observer on Kellstrom Aerospace's board of directors. Prior to his business career, Mr. Nedivi served as an F-15 fighter pilot in the Israeli Air Force, where he attained the rank of Major. He is a graduate of the Israel Air Force Academy and holds a Bachelor's degree in business administration from California Coast University.

Dale Baker has been our Chief Operating Officer since September 2012. From August 2010 until joining Cyalume, he was employed as the Chief Executive Officer of Selling Source, LLC, an internet-based sales and lead generation organization. From January 2006 until August 2010, Mr. Baker was President of World Avenue Holdings, LLC, a leading provider of performance-based interactive marketing solutions. Previously he was the President of Intrepid Investments, LLC, a global merchant bank. Mr. Baker has an M.B.A. from Duke University’s The Fuqua School of Business and a B.S. in Mechanical Engineering from Virginia Polytechnic & State University.

Michael Bielonko has been our Chief Financial Officer, Treasurer and Secretary since December 2008 and Chief Financial Officer, Treasurer and Secretary of CTI since January 2006. Mr. Bielonko served as a Director of Omni Facility Services Canada, Ltd., a Toronto based facility maintenance company from May 2006 to June 2008. Mr. Bielonko has a B.S. and an M.B.A. from the University of Connecticut.

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EXECUTIVE COMPENSATION

Overview

Our executive officers are: Zivi Nedivi, who was appointed our Chief Executive Officer on April 2, 2012, Dale Baker, who has been Chief Operating Officer since September 10, 2012 and Michael Bielonko, who has been Chief Financial Officer, Treasurer and Secretary since December 19, 2008.

Compensation Philosophy

The overriding goal of our executive compensation program is to recruit and retain key executives and motivate them to achieve maximum results. To this end, we design and manage our programs with the following objectives in mind:

•	Generating significant stockholder value, while practicing good corporate governance,

•	Maximizing the alignment between our short-term and long-term results and executive pay, and

•	Providing market-competitive compensation, while considering our financial resources.

Administration of Executive Compensation Programs

In January 2009, we formed a Compensation Committee of the Board of Directors comprised of three outside, independent Directors which will administer all compensation programs for its officers, key employees, and outside Directors. This Committee works with management to design key compensation policies and programs, as well as sound governance practices, to ensure that our compensation programs reflect best practices and strongly contribute to our growth and success. The named Executive Officers have all entered into employment agreements.

The compensation for senior executives is comprised of four elements: a base salary, an annual performance bonus, equity awards and benefits. On March 3, 2009, our Board of Directors adopted the 2009 Plan, which applies to employees and Directors, and which is administered by the Compensation Committee. Awards granted pursuant to the 2009 Plan are described below.

In developing salary ranges, potential bonus payouts, equity awards and benefit plans, the Compensation Committee takes into account: 1) competitive compensation among comparable companies and for similar positions in the market, 2) relevant incentives and rewards for senior management for improving stockholder value while building us into a successful company, 3) individual performance, 4) how best to retain key executives, 5) our overall performance, 6) our ability to pay and 7) other relevant factors.

All of our executives were involved in decisions relating to their compensation. We believe that executives are fairly compensated.

Employment Agreements

The following discussion summarizes the material terms of current employment agreements with our Executive Officers:

Zivi Nedivi The Company, CTI and East Shore Ventures, LLC (the “Consultant”), a limited liability company owned by Mr. Nedivi, entered into a services agreement, effective April 2, 2012, which provides that Mr. Nedivi will serve as the Company’s Chief Executive Officer and member of the Company’s board of directors. The agreement has an initial term of three years and continues for successive one-year periods unless terminated by either party upon 60 days written notice prior to its anniversary/expiration date or if terminated pursuant to certain events or for cause.

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During the term of the agreement, the Consultant will earn an annual cash fee of $450,000 (the “Cash Fee”), subject to annual increases at the discretion of the Company’s board. The Cash Fee shall increase ten percent (10%) for every $35,000,000 of revenue growth, calculated based on the Company’s fiscal year. The Consultant shall be eligible for the first such increase when annual revenues total at least $105,000,000. The Consultant is also eligible for bonus consideration based on certain predetermined annual performance targets (“Annual Performance Targets”). If the Company’s performance meets, but does not exceed, the Annual Performance Targets for a given fiscal year, the amount of the bonus for such fiscal year shall equal 140% of the annualized rate of the Cash Fee in effect as of the end of such fiscal year. If the Company’s performance exceeds the Annualized Performance Targets for a given fiscal year, the amount of the bonus for such fiscal year shall equal 140% of the annualized rate of the Cash Fee in effect as of the end of such fiscal year, plus an additional 1% of such annualized rate for each 1% by which the Company’s performance exceeds the Annualized Performance Targets for such fiscal year. If the Company’s performance fails to meet the Annualized Performance Targets for a given fiscal year, the amount of the bonus for such fiscal year shall equal 140% of the annualized rate of the Cash Fee in effect as of the end of such fiscal year, less 2% of such annualized rate for each 1% by which the Company’s performance failed to meet the Annualized Performance Targets for such fiscal year, provided, however, that Consultant shall not be eligible for any bonus for a given fiscal year in which the Company’s performance was less than or equal to 70% of the Annualized Performance Targets for such fiscal year.

The Consultant received an option to purchase up to 1,036,104 shares of the Company’s common stock at an exercise price per share of $1.50 (the “Option”). The Option becomes exercisable annually in five equal installments on each of the first five anniversaries of the approval of the issuance of the Option. The Option provides (i) that, in the event that, prior to the date that the Option is fully exercisable, and (A) there is a Change of Control (as defined in the stock option agreement) or (B) Consultant’s engagement with the Company is terminated by the Company without Cause or by Consultant for Good Reason (each as defined in the stock option agreement), the Option shall become fully exercisable as of the date of such Change of Control or termination, provided, however, that, if such termination of Consultant’s engagement occurs within the first eighteen (18) months after the date of the agreement, then only two-fifths (2/5) of the Option shall become fully exercisable as of the date of such termination; (ii) for piggyback registration rights; and (iii) that Consultant will receive a cash payment equal to the Tax Payment (as defined in the stock option agreement).

In the event Consultant’s engagement is terminated by the Company without Cause or by non-renewal, or by Consultant pursuant for Good Reason, in addition to the amounts accrued to him, Consultant is entitled to receive an amount equal to the Cash Fee in effect immediately prior to the Termination Date for a six-month period, subject to Consultant and Mr. Nedivi each signing a release of claims in favor the Company and its affiliates.

During the term of the services agreement and for a period of two years thereafter (subject to certain adjustments set forth in the services agreement) Consultant and Mr. Nedivi are subject to confidentiality, non-solicitation and non-competition, non-interference and non-disparagement provisions. Pursuant to the services agreement, Mr. Nedivi will devote all of his business time (subject to certain limited exceptions) to providing services to the Company.

Pursuant to the services agreement, subject to limitations imposed by law, the Company and CTI shall indemnify and hold harmless Consultant and Mr. Nedivi to the fullest extent permitted by law from and against any and all claims, damages, expenses (including attorneys’ fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and to which Consultant and/or Mr. Nedivi was or is a party or is threatened to be made a party by reason of the fact that Consultant and/or Mr. Nedivi is or was an officer, employee or agent of a member of the Company or any Company subsidiary, or by reason of anything done or not done by Consultant and/or Mr. Nedivi in any such capacity or capacities, provided that Consultant and/or Mr. Nedivi, as applicable, acted in good faith, in a manner that was not grossly negligent or constituted willful misconduct and in a manner it or he reasonably believed to be in or not opposed to the best interests of the Company or any Company subsidiary, and, with respect to any criminal action or proceeding, had no reasonable cause to believe it or his conduct was unlawful.

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Dale Baker Mr. Baker’s employment agreement, effective September 10, 2012, provides that Mr. Baker will be employed as CTI’s Chief Operating Officer. The contract has an initial term of three years and shall continue for successive one-year periods unless terminated by either party upon 30 days written notice prior to the anniversary/expiration date or terminated pursuant to certain events or for cause. Mr. Baker receives an annual base salary of $350,000, subject to annual adjustments at the sole discretion of the board of directors. The base salary shall increase ten percent (10%) for every $35,000,000 of revenue growth, calculated based on the Company’s fiscal year. Mr. Baker shall be eligible for the first such increase when annual revenues total at least $105,000,000. Annually, Mr. Baker is entitled to a cash bonus of up to 90% of annual base salary based on the achievement of certain performance targets, all determined by the board of directors. If Mr. Baker voluntarily resigns or is terminated for cause during the period of employment, then he is not entitled to receive any benefit or compensation following the date of termination. If terminated without cause during his initial term, Mr. Baker is entitled to severance of an amount equal to his annual base salary.

Mr. Baker also received an option to purchase up to 350,000 shares of the Company’s common stock at an exercise price per share of $1.50 (the “Option”). The Option becomes exercisable annually in five equal installments on each of the first five anniversaries of the approval of the issuance of the Option. The Option provides (i) that, in the event that, prior to the date that the Option is fully exercisable, (A) there is a Change of Control (as defined in the employment agreement) or (B) Mr. Baker’s employment is terminated by the Company without Cause (defined in the employment agreement), the Option shall become fully exercisable as of the date of such Change of Control or termination, provided, however, that, if such termination of Mr. Baker’s employment occurs within the first eighteen (18) months after the date of the agreement, then only two-fifths (2/5) of the Option shall become fully exercisable as of the date of such termination; (ii) for piggyback registration rights; and (iii) that Mr. Baker will receive a cash payment equal to the Tax Payment (as defined in his employment agreement).

Michael Bielonko Mr. Bielonko’s employment agreement, effective April 19, 2012, provides that Mr. Bielonko will be employed as CTI’s Chief Financial Officer. The contract has an initial term of three years and shall continue for successive one-year periods unless terminated by either party upon 30 days written notice prior to the anniversary/expiration date or terminated pursuant to certain events or for cause. Mr. Bielonko receives an annual base salary of $187,000, subject to annual adjustments at the sole discretion of the board of directors. Annually, Mr. Bielonko is entitled to a cash bonus of up to 25% of annual base salary based on the achievement of revenue targets and EBITDA targets, all determined by the board of directors. Mr. Bielonko is also eligible to receive annually an equity bonus of up to 25% of annual base pay subject to achieving the same criteria for the cash bonus. If Mr. Bielonko voluntarily resigns or is terminated for cause during the period of employment, then he is not entitled to receive any benefit or compensation following the date of termination. If terminated without cause during his initial term, Mr. Bielonko is entitled to severance of an amount equal to six months of his annual base salary. If terminated without cause subsequently to his initial term, Mr. Bielonko is entitled to receive severance of an amount equal to six months of his annual base salary. If Mr. Bielonko is terminated without cause pursuant to a change in control, he is entitled to receive an amount equal to six months of his annual base salary in addition to his other severance benefits.

Employee Benefits Plans

Pension Benefits

We do not sponsor any qualified or non-qualified pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. We sponsor a tax qualified defined contribution 401(k) plan in which employees of CTI who have reached the age of 18 are eligible for participation after completing the earlier of (i) three consecutive months of service or (ii) one year of service may participate.

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Severance Arrangements

Assuming the employment of our named executive officers were to be terminated without cause, each as of December 31, 2012, the following individuals would be entitled to payments in the amounts set forth opposite to their name in the below table:

	Cash Severance
	No Change in Control	Change in Control
Zivi Nedivi	$225,000	$225,000
Dale Baker	$175,000	$175,000
Michael Bielonko	$93,500	$187,000

We are not obligated to make any cash payments to these executives if their employment is terminated by us for cause or by death or disability, other than the payment of accrued but unpaid annual salary and bonus, if any, and reimbursement of accrued but unpaid business expenses.

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, each as of December 31, 2012, the following individuals would be entitled to accelerated vesting of their outstanding stock options and common stock awards described in the table below:

	Value of Equity Awards: Termination Without Cause (1)	Value of Equity Awards: In Connection With a Change in Control (1)
Zivi Nedivi	$248,665	$248,665
Dale Baker	$84,000	$84,000
Michael Bielonko	$55,998	$55,998

(1)	The market price of our common stock on the OTCBB on December 31, 2012 was $2.10 per share.

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2012 SUMMARY COMPENSATION TABLE

The following table shows information concerning the annual compensation in 2012 and 2011 for services provided to us by each person who served as our Chief Executive Officer during 2012 and our two other executive officers during 2012.

Name and Principal Position	Year	Salary ($)	Earned Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Zivi Nedivi,	2012	337,500	472,500	1,989,320	—	2,799,320
President & CEO (3)	2011	—	—	—	—	—

Derek Dunaway,	2012	138,452	—	—	354,820	493,272
President & CEO (4)	2011	333,442	—	—	12,993	346,435

Dale Baker,	2012	109,890	105,000	682,500	—	897,390
COO (5)	2011	—	—	—	—	—

Michael Bielonko,	2012	191,315	19,635	—	13,534	224,484
CFO & Secretary	2011	209,592	—	—	13,438	223,030

(1)	The amounts in this column reflect the aggregate full grant date fair value of each award computed in accordance with ASC Topic 718, Compensation-Stock Compensation. This is not necessarily representative of the value received. The executive officers can only realize value from stock options if the market price of Cyalume stock increases above the exercise price of the options. The fair value per share is based on certain assumptions included in Note 21 to our audited financial statements for the year ended December 31, 2012 included in our annual report on Form 10-K for the year ended December 31, 2012.

(2)	Consists of an automobile and gas allowance. For Derek Dunaway, it also includes $350,000 of severance.

(3)	Zivi Nedivi became President & CEO on April 2, 2012.

(4)	Derek Dunaway resigned as President & CEO on March 30, 2012, effective April 2, 2012.

(5)	Dale Baker became COO on September 10, 2012.

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EQUITY COMPENSATION AWARDS

On September 10, 2012, the Compensation Committee of the Board of Directors issued 1,036,104 stock options to Zivi Nedivi, in conjunction with his service agreement. These options do not fall under the 2009 Omnibus Securities and Incentive Plan.

On September 10, 2012, the Compensation Committee of the Board of Directors issued 350,000 stock options to Dale Baker, in conjunction with his employment agreement. These options do not fall under the 2009 Omnibus Securities and Incentive Plan.

On January 7, 2013, the Compensation Committee of the Board of Directors authorized 24,749 stock options to Michael Bielonko.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

	Option Awards					Stock Awards
	Equity Incentive Plan Awards:					Equity Incentive Plan Awards:
Name	Number of securities underlying unexercised options (#) exercisable	Number of underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($) (1)	Number of unearned shares that have not vested (#)	Market or payout value of unearned shares that have not vested ($) (1)
Zivi	—	1,036,104	(2)	$1.50	4/2/2022	—		—	—	—
Nedivi

Dale	—	350,000	(3)	$1.50	9/10/2022	—		—	—	—
Baker	—	—		—	—	—		—	—	—

Michael	—	—		—	—	8,333	(4)	17,499	—	—
Bielonko	—	—		—	—	18,333	(5)	38,499	—	—

(1)	The market price of our common stock (OTCBB: CYLU) on December 31, 2012 was $2.10 per share.
(2)	These options vest in the following increments: 207,221 on 4/2/2013, 2014, 2015, 2016 and 207,220 on 4/2/2017.
(3)	These options vest in the following increments: 70,000 on 9/10/2013, 2014, 2015, 2016 and 2017.
(4)	These restricted shares vested on 1/1/2013.
(5)	These restricted shares vest in the following increments: 9,167 on 1/1/2013 and 9,166 on 1/1/2014.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth, as of December 31, 2012, certain information as to the equity compensation plan of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company’s common stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	1,438,500	$3.21	(2)	805,582
Equity compensation plans not approved by security holders	—	—		—
Total	1,438,500	$3.21		805,582

(1) This plan is the Company’s Amended 2009 Omnibus Securities and Incentive Plan.

(2) Weighted Average exercise price of outstanding options; excludes restricted stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 9, 2013, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s current directors and those nominees standing for election, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group. Except otherwise set forth in the notes to the table, the business address of each stockholder is c/o the Company, 96 Windsor Street, West Springfield, Massachusetts 01089. Information provided as to 5% stockholders other than our employees or management is based solely on forms 13D or 13G filed with the Securities and Exchange Commission and subsequent issuances by the Company.

Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The applicable percentage of ownership is based on 20,738,260 shares outstanding as of April 9, 2013.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Common Stock
Winston J. Churchill (2)	1,402,277	6.76%
Alain Dobkin (3)	1,064,236	5.13%
Yaron Eitan (4)	885,024	4.27%
Jason Epstein (5)	30,000	*
Andrew Intrater (6)	22,500	*
John G. Meyer, Jr. (7)	56,667	*
Zivi Nedivi (8)	207,221	*
Thomas G. Rebar (9)	205,137	*
James Schleck (10)	3,056,184	14.74%
James Valentine (11)	83,846	*
Dale Baker	0	0%
Michael Bielonko (12)	86,831	*
Cova Small Cap Holdings, LLC (4) (5)	4,172,221	20.12%
Kline Hawkes Pacific Advisors, LLC (13)	2,325,431	11.21%
All Directors and Executive Officers as a group and their affiliates	13,597,575	65.57%

*	Less than 1%.
(1)	The business address of each of our current officers and Directors is 96 Windsor Street, West Springfield, Massachusetts 01089.
(2)	Based on information filed by Winston Churchill from time to time with the Securities and Exchange Commission. Consists of (i) 1,372,277 shares of common stock held directly, (ii) options to purchase 30,000 shares of common stock held directly.
(3)	Consists of 1,064,236 shares of common stock owned by Catalyst Private Equity Partners (Israel) II LP, over which Alain Dobkin has voting and dispositive power.
(4)	Based on information filed by Yaron Eitan from time to time with the Securities and Exchange Commission. Consists of (i) 608,999 shares of common stock held directly, (ii) options to purchase 30,000 shares of common stock held directly, (iii) 241,025 shares of common stock held by Selway Capital, LLC, Mr. Eitan is the Manager of Selway Capital, LLC and (iv) 5,000 shares of common stock held by Mr. Eitan’s minor child.

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(5)	Based on information contained in a Schedule 13D/A filed by GMS Acquisition Partners Holdings, LLC, Cova Small Cap Holdings, LLC (“Cova”), Jason Epstein, Andrew Intrater, Renova US Holdings Ltd, Columbus Nova Investments IV Ltd, CN Special Opportunity Fund Ltd. and CN Credit Opportunities Fund 2007-1 Ltd on August 12, 2009, as well as subsequent issuances by us. Mr. Epstein directly holds an option to purchase 30,000 shares of our Common Stock; however, pursuant to a privately negotiated agreement with Cova, Mr. Epstein has agreed to transfer ownership of all common stock underlying the stock option to Cova upon exercise of the stock option. Cova is an affiliate of Renova U.S. Management LLC, in which Mr. Epstein serves as a Manager and participates in a profit sharing plan. Mr. Epstein disclaims beneficial ownership over the 4,172,221 shares of common stock held of record by Cova. Cova may be deemed to own an aggregate of 5,332,367 shares of common stock by virtue of their having entered into in an Investors Rights Agreement with GMS Acquisition Partners Holdings, LLC, an entity controlled by Cova. Andrew Intrater has voting and dispositive power over the shares of common stock held by Cova. Cova’s business address is 900 Third Avenue, 19th Floor, New York, NY 10022.
(6)	Includes a stock option to purchase 22,500 shares of common stock held of record by Mr. Intrater. Cova is an affiliate of Renova U.S. Management LLC, in which Mr. Intrater serves as the Managing Partner and participates in a profit sharing plan. Mr. Intrater disclaims beneficial ownership over the 4,172,221 shares of common stock held of record by Cova.
(7)	Includes options to purchase 56,667 shares of common stock held directly.
(8)	Includes options to purchase 207,221 shares held by East Shore Ventures, LLC, over which Zivi Nedivi has voting and dispositive power. Does not include options to purchase 828,883 shares held by East Shore Ventures, LLC which vest in four remaining equal annual increments starting on April 2, 2014.
(9)	Consists of: (i) options to purchase 30,000 shares of common stock held directly and (ii) 175,137 shares of common stock held directly.
(10)	Consists of: (i) 250 shares of common stock held directly and (ii) 3,055,934 shares of common stock owned by JFC Technologies, LLC, over which James Schleck has voting and dispositive power.
(11)	Consists of: (i) options to purchase 7,500 shares of common stock held directly and (ii) 76,346 shares of common stock held directly.
(12)	Consists of: (i) 86,831 shares of common stock, of which 26,666 shares vest in various increments starting on January 1, 2013.
(13)	Kline Hawkes business address is 11726 San Vicente Blvd., Suite 300, Los Angeles, CA 90049.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Debt

In 2011, we incurred a $750,000 line of credit in conjunction with the acquisition of Cyalume Specialty Products, Inc. (“CSP”). The line of credit accrued interest at an annual rate of 2%, calculated quarterly, and this interest was added to the principal amount outstanding on the line of credit. If CSP’s net working capital, as defined in the Asset Purchase Agreement (“APA”), did not exceed certain amounts and other restrictions were not met, CSP could use all or a portion of the restricted cash for its general business purposes. The amount of restricted cash that CSP could use was determined as of the last day of every calendar-year quarter. On any such quarter end, the line of credit was required to be repaid by the amount of CSP’s working capital, as defined in the APA, that was greater than $1.5 million. Additionally, any remaining restricted cash balance in excess of $375,000 as of December 31, 2012 would be used to repay the line of credit. As of December 31, 2012, the line of credit was repaid including accrued interest and with the repayment, the line was cancelled. The lender is a related party due to the lender being partially owned by James Schleck, a board member who is also an employee of CSP.

In 2011, CSP entered into a market-based lease for property in Bound Brook, New Jersey, from Brook Industrial Park, LLC, an entity that is wholly owned by Mr. Schleck, a member of our board and an employee of CSP. The term of the lease expires on August 31, 2016 (subject to renewal options). The monthly rent payable under the lease is $24,000 from September 1, 2011 through August 2013, and thereafter the rent will be adjusted to reflect the changes of average cost per square foot as reported by Newmark Knight and Frank in their 2nd Quarter New Jersey Industrial Market Report, Average Asking Rate for Somerset County.

In 2011, we incurred a $250,000 note payable in conjunction with the acquisition of Combat Training Solutions, Inc. This note bears no interest and has been repaid as of April 5, 2012, the due date. The lender is a related party due to the lender being a stockholder.

In 2012, we paid commissions totaling approximately $310,125 to China Development Group LLC, which is 50% collectively owned by James Schleck and his wife. CSP has engaged China Development Group LLC to source a pharmaceutical product sold by CSP, and pays commissions to China Development Group LLC in compensation for such services.

In 2012, we incurred an unsecured promissory note in the original principal amount of $2,100,000. The unsecured promissory note accrues interest at the initial rate of 5% per annum, which rate increases by 1% per month beginning on January 1, 2014, up to a maximum rate of 11% (which increased rate is retroactive to the initial issuance date), and is payable in full on the earlier of June 30, 2014 or upon the refinancing of the Company’s existing indebtedness (subject to the availability of at least $5,000,000 in available credit after such repayment). The lender is a related party due to the lender being partially owned by James Schleck, a board member who is also an employee of CSP.

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Management Agreement with Board Member

On October 1, 2009, we entered into an agreement with Selway Capital, LLC (“Selway”) that provides for (but is not limited to) the following services to be performed by Selway on our behalf:

•	Strategic development and implementation as well as consultation to our chief executive officer on a regular basis as per his reasonable requests;
•	Identifying strategic partners with companies with which Selway has relationships and access. In this connection, Selway will focus on building partnerships with companies in Israel, Singapore, India and Europe. The focus will be on the expansion of our munitions business;
•	Advise and support us on our investor relations strategy;
•	Advise and support our future fund raising, including identifying sources of capital in the United States; and
•	Support our mergers and acquisitions strategy and play an active role in our due diligence and analysis.

The agreement stipulates that these services would be performed by Yaron Eitan, an employee of Selway and a member of our Board of Directors, with assistance, as needed, from other employees of Selway. The agreement, which expired on October 1, 2012, was extended through December 31, 2013. Under the agreement, we indemnify Selway and Selway indemnifies us against certain losses that could be incurred while carrying out its obligations under the agreement. Per the amendment to extend the agreement, Selway’s compensation for these services is $21,000 per month. We also reimburse Selway for costs incurred specifically on our behalf for these services.

It is the Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in providing oversight of the systems and procedures relating to the integrity of the Company’s financial statements, the Company’s financial reporting process, its systems of internal accounting and financial controls, the annual independent audit process of the Company’s annual financial statements, the Company’s compliance with legal and regulatory requirements and the qualification and independence of the Company’s independent registered public accounting firm. Management has the responsibility for the implementation of these activities. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. With respect to the audit of the Company’s financial statements for the year ended December 31, 2012, the Audit Committee has reviewed and discussed the audited financial statements with management; has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012.

The members of the Audit Committee are: Thomas G. Rebar (Chairman) and Yaron Eitan.

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Principal Accountant Fees and Services

On May 14, 2012, the Audit Committee of the Board of Directors of Cyalume Technologies Holdings, Inc. (“Holdings”) appointed BDO USA, LLP as Holdings’ independent registered public accounting firm.

On November 28, 2011, the Audit Committee of the Board of Directors of Cyalume Technologies Holdings, Inc. (“Holdings”) approved the engagement of Grant Thornton LLP as Holdings’ independent registered public accounting firm. Also on November 28, 2011, Holding’s Audit Committee accepted the resignation of CCR LLP as Holdings’ independent public accountant. The change was a result of Grant Thornton LLP’s acquisition of certain assets and practices of CCR LLP on December 1, 2011.

BDO USA, LLP’s report on our consolidated financial statements for the fiscal year ended December 31, 2012 (i) did not contain an adverse opinion or a disclaimer of opinion or (ii) was not qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, during the fiscal year ended December 31, 2012 and through March 26, 2013 there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the matter in their reports. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission’s rules and regulations have occurred during the fiscal year ended December 31, 2012 and through March 26, 2013.

During the fiscal year ended December 31, 2012 and through March 26, 2013, neither Holdings nor anyone acting on its behalf consulted BDO USA, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Holdings’ consolidated financial statements, and BDO USA, LLP did not provide either a written report or oral advice to Holdings’ that was an important factor considered by Holdings in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement with BDO USA, LLP, which, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the matter in their reports, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Grant Thornton LLP’s report on our consolidated financial statements for the fiscal year ended December 31, 2011 (i) did not contain an adverse opinion or a disclaimer of opinion or (ii) was not qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, during the fiscal year ended December 31, 2011 and through May 14, 2012 there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in their reports. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission’s rules and regulations have occurred during the fiscal year ended December 31, 2011 and through May 14, 2012.

During the fiscal year ended December 31, 2011 and through May 14, 2012, neither Holdings nor anyone acting on its behalf consulted Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Holdings’ consolidated financial statements, and Grant Thornton LLP did not provide either a written report or oral advice to Holdings’ that was an important factor considered by Holdings in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was either the subject of a disagreement with Grant Thornton LLP, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in their reports, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

BDO USA, LLP audited our consolidated financial statements for the year ended December 31, 2012 and Grant Thornton LLP audited our consolidated financial statements for the year ended December 31, 2011. BDO USA, LLP is our principal accountant as of December 31, 2012.

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A representative of BDO USA, LLP is expected to be available during the Annual Meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed by (i) BDO USA, LLP for professional services rendered during the fiscal year ended December 31, 2012 and (ii) Grant Thornton LLP for professional services rendered during the fiscal year ended December 31, 2011:

	2012	2011
Audit fees (1)	$259,000	$296,000
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	-	-
Total fees	$259,000	$296,000

(1)	Audit fees were primarily related to our financial statement audits, related quarterly reviews and review of various SEC Forms filed during the period.

(2)	There were no fees for audit-related services provided during the period from either firm.

(3)	There were no tax related services provided during the period from either firm.

(4)	There were no other services provided during the period from either firm.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to us by our independent registered public accounting firm:

•	Prior to the engagement of the independent registered public accounting firm for any year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent registered public accounting firm during that year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent registered public accounting firm and the related fees.

•	The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

•	Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent registered public accounting firm as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. All of the services described under the caption Principal Accountant Fees and Services were pre-approved.

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•	The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to us;

•	provision by our independent registered public accounting firm of strategic consulting services of the type typically provided by management consulting firms; or

•	the retention of the independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of our financial statements.

•	Tax services proposed to be provided by the independent registered public accounting firm to any of our directors, officers or employees who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by us, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by us.

•	In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the independent registered public accounting firm and us;

•	whether the service places the independent registered public accounting firm in the position of auditing his or her own work;

•	whether the service results in the independent registered public accounting firm acting as management or an employee of ours; and

•	whether the service places the independent registered public accounting firm in a position of being an advocate for us.

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ELECTION OF DIRECTORS

PROPOSAL NO. 1

The Board of Directors, upon recommendation from the Nominating and Corporate Governance Committee, has nominated Winston Churchill, Alain Dobkin, Yaron Eitan, Jason Epstein, Andrew Intrater, John G. Meyer, Jr., Zivi Nedivi, Thomas G. Rebar, James Schleck and James Valentine for election as directors to serve until the next annual meeting of stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the ten nominees, unless the proxy contains contrary instructions.

The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

If a quorum is present at the annual meeting, the ten nominees for director receiving a plurality of the votes properly cast for the election of directors at the annual meeting will be elected to our Board of Directors.

Our Board of Directors recommends that you vote FOR the election of Winston Churchill, Alain Dobkin, Yaron Eitan, Jason Epstein, Andrew Intrater, John G. Meyer, Jr., Zivi Nedivi, Thomas G. Rebar, James Schleck and James Valentine to our Board of Directors.

The following pages set forth the names, ages and director start dates of the nominees to the Board of Directors, their respective principal occupations or brief employment history for the past five years and the names of other publicly-held companies of which each serves or has served as a director during the past five years.

Winston Churchill, 72, has been our Chairman of the Board since May 2006 and was our Secretary from June 2007 through December 2008. Mr. Churchill has been a member of SCP Private Equity Management Company, LLC since 2000. From 1993 to the present he has been the President of CIP Capital Management, Inc., a management company, and Chairman of CIP Capital, Inc., an investment company and a director of both. He is currently a Director of Innovative Solutions and Support, Inc. (NASDAQ: ISSC), a company engaged in the design, manufacture, and sale of flight information computers, flat panel displays, and monitoring systems; Amkor Technology, Inc. (NASDAQ: AMKR), a supplier of semiconductor packaging and test services and Griffin Land & Nurseries, Inc. (NASDAQ: GRIF), a real estate and landscape nursery business. Mr. Churchill is a past director (2000-2007) of Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL), a company that develops and commercializes pharmaceutical products for urologic and sexual health disorders. Mr. Churchill holds a B.S. in Physics, Summa Cum Laude, from Fordham University, an MA in Economics from Oxford University, where he was a Rhodes Scholar, and a JD law degree from Yale Law School. We believe that Mr. Churchill’s extensive leadership, business and financial experience qualify him to serve as a director.

Alain Dobkin, 39, has been our Director since March 2013. Mr. Dobkin is a Managing Partner and has served on the board of directors of Catalyst Investments since 2012, and also serves as a director of certain private companies in Catalyst’s portfolio. Prior to joining Catalyst Investments, Mr. Dobkin was an Investment Banker with Citigroup, Inc. from 2000 to 2012 in both New York and Tel Aviv, and most recently served as Director of Investment Banking for Citigroup’s Israel operations. Mr. Dobkin was also a Financial Analyst with investment bank Robert W. Baird & Co. Incorporated in Chicago from 1998 to 2000. Mr. Dobkin has served as an advisor in connection with capital raising and M&A transactions with an aggregate value of more than $40 billion. Mr. Dobkin graduated with Honors from York University of Toronto with a Bachelor of Pure and Applied Science (BSc). We believe that Mr. Dobkin’s leadership, financial and global business experience qualify him to serve as a director.

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Yaron Eitan, 56, has been our Vice Chairman of the Board since December 2008 and was our Chief Executive Officer and President from May 2006 through December 2008. In 1998, Mr. Eitan founded Selway Partners LLC, a holding company focused on technology investments, and has been its President and Chief Executive Officer since that time. From July 2002 to the present, Mr. Eitan has been a member of SCP Private Equity Management Company, LLC, a private equity and venture capital management company. Mr. Eitan is the Chairman and/or board member of several privately-held technology companies. Mr. Eitan holds an M.B.A. from the Wharton School of Business of the University of Pennsylvania. We believe that Mr. Eitan’s leadership, business and technology experience qualify him to serve as a director.

Jason Epstein, 39, has been our Director since December 2008. Mr. Epstein has been a Senior Partner of Columbus Nova since 2002. He is currently a Director of Deerfield Capital Corp. (NASDAQ: DFR), a company engaged in investment management and other investing activities. Mr. Epstein received his B.A. from Tufts University in 1996 and currently serves on the Tufts Board of Overseers. Mr. Epstein is one of Cova’s two designees to the Board of Directors. We believe that Mr. Epstein’s leadership and business experience qualify him to serve as a director.

Andrew Intrater, 51, has been our Director since September 2009. Mr. Intrater is the CEO and Senior Managing Partner of Columbus Nova and serves on the Executive and Investment Committees for Columbus Nova. Mr. Intrater also serves on the Board of Directors for Deerfield Capital Corp. (NASDAQ: DFR), a company engaged in investment management and other investing activities. Mr. Intrater served on the Board of Directors (2007 – 2011) for HQ Sustainable Maritime Industries, Inc. (AMEX: HQS), an integrated aquaculture and aquatic product processing company, with operations based in China's South Sea. Mr. Intrater completed his B.S. in Chemical Engineering at the Rutgers University College of Engineering and graduate studies in Materials Science at the Columbia University School of Mines. Mr. Intrater is one of Cova’s two designees to the Board of Directors. We believe that Mr. Intrater’s leadership, global and business experience qualify him to serve as a director.

John G. Meyer, Jr., 68, has been our Director since June 2011. Mr. Meyer has been since 2003, a Director of The Allied Defense Group, Inc. (OTCQB: ADGI), a multinational defense business, which prior to the sale of substantially all its assets, was focused on the manufacture and sale of ammunition and ammunition related products for use by the U.S. and foreign governments. He was also the Chief Executive Officer of Heckler & Koch, a German small arms manufacturing company, from June 2005 to August 2007; and the Chief Executive Officer of The Allied Defense Group, Inc. from June 2003 to June 2005. Prior to his business career, Mr. Meyer served in the United States Army as its most senior Public Affairs Officer and retiring as a Major General. Mr. Meyer received a Bachelor’s degree from Florida State University and a Masters Degree from Sam Houston State University. Mr. Meyer has served as the chief executive officer and director of several defense industry companies and his military background provides the Board with relevant industry experience, which we believe qualify him to serve as a director.

Zivi Nedivi, 54, has been our Director since June 2012 and has been our President and Chief Executive Officer since April 2, 2012 and has been our Director since June 2012. Mr. Nedivi was a special advisor from January 2009 to September 2011 and the CEO from March 2008 to December 2008 for Axiom Investment Advisors, LLC, a hedge fund specializing in currencies. Prior to that, from December 2006 to March 2008, he was the COO of Lumenis Ltd, a global leader in medical and aesthetic lasers and light based technology. Mr. Nedivi was the President and CEO of Kellstrom Aerospace, LLC, an industry leader in the airborne equipment segments of the international aviation services aftermarket and its predecessor company, Kellstrom Industries, from 1990 to 2005. He continues to serve as an observer on Kellstrom Aerospace's board of directors. Prior to his business career, Mr. Nedivi served as an F-15 fighter pilot in the Israeli Air Force, where he attained the rank of Major. He is a graduate of the Israel Air Force Academy and holds a Bachelor's degree in business administration from California Coast University. Mr. Nedivi has served as the chief executive officer of several defense industry companies and his military background provides the Board with relevant industry experience, which we believe qualify him to serve as a director.

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Thomas G. Rebar, 50, has served as our Director since August 2007. Mr. Rebar has been a Partner of SCP Private Equity Management, LLC since 1996. Mr. Rebar is currently a Director of several privately-held companies. Mr. Rebar has served as the chair of our audit committee since January 2009. Mr. Rebar received his B.S. summa cum laude from the University of Scranton and an M.B.A. from New York University Graduate School of Business Administration. We believe that Mr. Rebar’s leadership, business and financial experience qualify him to serve as a director.

James Schleck, 44, has served as our Director since December 2012. Mr. Schleck has been the President of Cyalume Specialty Products, Inc., a wholly-owned subsidiary, since September 2011 when his former company, JFC Technologies, LLC was acquired by Cyalume. At JFC he served in various capacities including President and CEO for over 17 years. Mr. Schleck is a former Army Officer and is a graduate of the U.S. Army's Airborne, Air Assault and Ranger Schools. Mr. Schleck holds a BS degree from the United States Military Academy, an MBA from Columbia University and an M.Ed from Rutgers University. We believe that Mr. Schleck’s leadership, business and financial experience qualify him to serve as a director.

James Valentine, 66, has been our Director since November 2011. Mr. Valentine is the President and Chairman of Valentine & Company. His particular expertise involves the organization, governance and financing of emerging growth companies involved in technology infrastructure and services. He has served in a variety of key management positions as well as a financier and investor. His previous experience has included being the Chief Executive Officer of QoS Networks LTD, a company providing IP services on a global basis, being the Chief Executive Officer of North American Wireless Inc, a company engaged in the design, construction and operation of nationwide wireless infrastructure services. Mr. Valentine was a General Partner of Montgomery Securities, serving as Managing Director of the Corporate Finance Technology Group. Mr. Valentine serves on the boards of directors of Hi Tech Services, Inc., NextGen Technology Services, LLC, Tri Alpha Energy Inc. and Wireless Project Development Corporation. He serves on the Advisory Boards of Kline Hawkes California, LP; Kline Hawkes California SBIC, LP, and Kline Hawkes Pacific, LP. Mr. Valentine practiced law in San Francisco specializing in financial transactions. Mr. Valentine received his B.A. with High Honors from the University of Florida and his Juris Doctor from Harvard Law School. Mr. Valentine is Kline Hawkes designee to the Board of Directors. We believe that Mr. Valentine’s leadership, global and business experience qualify him to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE
ABOVE NOMINEES.

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AMENDMENT OF THE CERTIFICATE OF INCORPORATION

TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK WHICH THE

COMPANY SHALL HAVE AUTHORITY TO ISSUE FROM 50,000,000 TO 100,000,000

PROPOSAL NO. 2

Background

Our Fifth Amended and Restated Certificate of Incorporation currently authorizes the Company to issue a total of 50,000,000 shares of common stock. On March 19, 2013, our Board approved an amendment to the Certificate of Incorporation to authorize an additional 50,000,000 shares of common stock, subject to common stockholder approval.

Our Board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted this amendment to be voted on by our stockholders at the Meeting.

Proposed Amendment

Our Board is proposing to amend the certificate of incorporation to increase the authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares, as more fully described below. Other than the proposed increase in the number of authorized shares of common stock, this amendment is not intended to modify the rights of existing stockholders in any material respect.

Under Delaware law, we are only permitted to issue shares of our capital stock to the extent such shares have been authorized for issuance under the Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of common stock and up to 1,000,000 shares of preferred stock.

 As of April 9, 2013, we had 20,738,260 shares of common stock outstanding and no shares of preferred stock outstanding. If our stockholders approve this amendment, we will file such amendment with the Delaware Secretary of State promptly after the Meeting. If this amendment is not approved by our common stockholders, the certificate of incorporation will not be amended in this respect and our authorized common stock will remain the same.

 If this proposal is approved by stockholders, Article Fourth of the Certificate of Incorporation will read in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000 of which 100,000,000 shares shall be common stock of the par value of $.001 per share (“Common Stock”) and 1,000,000 shares shall be preferred stock of the par value of $.001 per share (“Preferred Stock”).

(A)      Preferred Stock. The Board is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

(B)      Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.”

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Reasons for the Amendment

        As of April 9, 2013, a total of 20,738,260 shares of the Company's currently authorized 50,000,000 shares of common stock were issued and outstanding and approximately 6,320,854 shares were reserved for issuance pursuant to our 2009 Omnibus Securities and Incentive Plan and other outstanding equity-linked securities, leaving approximately 22,940,886 shares of our common stock currently unreserved and available for future use.

        Our Board believes it is desirable to increase the number of authorized shares of common stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional authorized shares of common stock could be used for a number of purposes, including corporate financing, public or private offerings of common stock, future acquisitions, stock dividends, stock splits, strategic relationships with corporate partners, stock options, and other stock-based compensation. The availability of additional authorized shares of common stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. There are currently no plans, agreements or understandings regarding the issuance of any of the additional shares of common stock that would be available only if this proposal is approved. Further, our proposed increase in common stock is not in response to efforts by any party to acquire or gain control of the Company. Such additional authorized shares may be issued for such purposes and for such consideration as our Board may determine without further stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange on which our securities may be listed.

Effects of the Authorization of Additional Common Stock on Holders of Common Stock

The increase in authorized shares of common stock will not have any immediate effect on the rights of our stockholders. Although the additional authorized shares of common stock will not change the voting rights, dividend rights, liquidation rights or any other stockholder rights, our Board will have the authority to issue additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the rules of any stock exchange on which our securities may be listed. The issuance of additional shares of our common stock will decrease the relative percentage equity ownership of our common stockholders, thereby diluting the voting power of their common stock, and, depending on the price at which the additional shares are issued, may also be dilutive to the earnings per share of the common stock. The holders of our common stock have no preemptive rights and our Board has no plans to grant such rights with respect to any such shares. The authorization of additional shares of common stock could also have an anti-takeover effect, in that additional shares could be issued in one or more transactions that could make a change in control or takeover of the Company more difficult or by the issuance of additional shares to certain persons allied with the Company’s management that could make it more difficult to remove such persons.

Required Vote

        Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock as of the Record Date. As a result, abstentions will have the effect of a vote "AGAINST" this proposal. As we believe this proposal would be classified as a routine item, we expect banks, brokers and nominees will be permitted to use their discretion to vote shares for which voting instructions are not submitted with respect to this proposal so no broker non-votes are expected for this proposal.

Recommendation

Our Board of Directors recommends that you vote FOR the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

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AMENDMENT OF THE CERTIFICATE OF INCORPORATION

TO ELIMINATE STOCKHOLDER ACTION BY WRITTEN CONSENT UNLESS

OTHERWISE APPROVED IN ADVANCE BY THE BOARD OF DIRECTORS

PROPOSAL NO. 3

Background

Our Bylaws provide that, unless such right is eliminated or restricted by our Certificate of Incorporation, any action required or permitted to be taken by stockholders at a meeting may be taken without notice, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of outstanding shares of stock having the requisite number of votes that would be necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote were present and voted. Our Certificate of Incorporation currently does not eliminate or otherwise restrict the right of stockholders to act by written consent without a meeting. On March 19, 2013, our Board approved an amendment to the Certificate of Incorporation to eliminate the right of stockholders to act by written consent without a meeting, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board.

Our Board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted this amendment to be voted on by our stockholders at the Meeting.

Proposed Amendment

Our Board is proposing to amend the certificate of incorporation to eliminate the right of stockholders to act by written consent without a meeting, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board

If this proposal is approved by stockholders, the following new paragraph will be added to Article SIXTH of the Certificate of Incorporation:

“E.      Except as may be otherwise provided in the applicable Preferred Stock Designation with respect to any series of Preferred Stock, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.”

Reasons for the Amendment

The principal advantage of permitting stockholders to act by written consent is that it minimizes the time needed to effect corporate actions that require stockholder approval by allowing the company to obtain such approval in writing without having to incur the costs and take the time required to call a special meeting. The Board, however, believes that it is important to give all of the Company’s stockholders the opportunity to participate in determining any proposed action of stockholders and to allow the Board the opportunity to give advance consideration to, and to give the stockholders its recommendation with respect to, any such proposed action. The Board is proposing this amendment to prohibit shareholder action in lieu of a meeting, except in cases where the Board expressly approves the taking of a particular action by written consent in advance, because the Board believes it is appropriate to prevent the holders of a majority of outstanding voting securities from potentially taking unannounced action and from using the written consent procedure to take action affecting the rights of all of the Company’s stockholders without such action being fully considered by all of the Company's stockholders at a formal meeting of stockholders. The proposed No Written Consent Provision could also avoid confusion and disruption in a publicly-held corporation with over 20 million outstanding shares. Without this amendment, multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of issues, some of which may be duplicative or conflicting. This could lead to a chaotic state of corporate affairs. The Board believes that, by permitting stockholder action by written consent where the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board, the Company would preserve the principal advantage of permitting stockholders to act by written consent.

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The proposal is also intended to protect the Company and its stockholders from unfair or coercive takeover tactics. As part of a hostile takeover attempt, hostile bidders often attempt to force a response by a target company through threats or attempts to secure stockholder action without a meeting, which may not provide the board of directors of the target company with a reasonable opportunity to consider whether such hostile bid or stockholder proposal is in the best interests of the stockholders of the target company. The proposal is intended to remove the Company’s vulnerability to such tactics and to ensure that appropriate takeover bids can be considered in a deliberate, proper and fully informed manner. The Board believes that the Company’s corporate governance policies obviate the need for stockholders to act by written consent. Our corporate governance policies ensure that the Board is held accountable and provide stockholders with access to the Board and opportunity to submit proposals for approval at annual meetings.

Effects of the Authorization of Additional Common Stock on Holders of Common Stock

The proposed amendment will prevent stockholders from taking action other than at an annual or special meeting of stockholders, except for cases where the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board. Consequently, if this proposed amendment is approved, the Company's stockholders, or a group of the Company's stockholders, would in general no longer have the ability to take corporate action other than at annual or special meetings of the stockholders.

The proposed amendment could have a potential anti-takeover effect and might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. The proposed amendment, if adopted, may be disadvantageous to stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board but which a majority of the stockholders may deem to be in their best interests. The proposed amendment is not being proposed in response to any attempt to acquire control of the Company, to obtain representation on the Company’s Board, or to take significant corporate action, and the Company is not aware of any such plans.

Required Vote

Approval of the amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock as of the Record Date. As a result, abstentions will have the effect of a vote "AGAINST" this proposal. As we believe this proposal would be classified as a routine item, we expect banks, brokers and nominees will be permitted to use their discretion to vote shares for which voting instructions are not submitted with respect to this proposal so no broker non-votes are expected for this proposal.

Recommendation

Our Board of Directors recommends that you vote FOR the amendment of the Company’s Certificate of Incorporation to eliminate stockholder action by written consent unless otherwise approved in advance by the board of directors.

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AMENDMENT OF THE CERTIFICATE OF INCORPORATION

TO REQUIRE A SUPER-MAJORITY VOTE TO AMEND

CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION

PROPOSAL NO. 4

Background

Currently, the provisions of our Certificate of Incorporation can be amended by the affirmative vote of a majority of the outstanding shares of our common stock. On March 19, 2013, our Board approved an amendment to the Certificate of Incorporation to require the affirmative vote of at least two-thirds of the voting power of the shares of the then outstanding voting stock of the Company, voting together as a single class, to amend, repeal or adopt any provisions inconsistent with the following provisions of our Certificate of Incorporation:

•	Paragraph (B) of Article SIXTH, which grants to the Board the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the Bylaws of the Company, as provided in the Bylaws;

•	Proposed paragraph (E) of Article SIXTH which, if approved pursuant to Proposal No. 3, would eliminate the ability of stockholders to act by written consent without a meeting in most circumstances; and

•	Proposed paragraph (F) of Article SIXTH which, if approved pursuant to this Proposal No. 4, would require the vote of two-thirds of the voting power.

Our Board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted this amendment to be voted on by our stockholders at the Meeting.

Proposed Amendment

The proposed amendment would require the affirmative vote of at least two-thirds of the voting power of the shares of the then outstanding voting stock of the Company, voting together as a single class, to amend, repeal or adopt any provisions inconsistent with certain provisions of our Certificate of Incorporation.

If this proposal is approved by stockholders, the following new paragraph will be added to Article SIXTH of the Certificate of Incorporation:

“F.      Notwithstanding any other provision of this fifth amended and restated certificate of incorporation (as amended) or the by-laws of the Corporation and in addition to any affirmative vote of the holders of any particular class or series of stock of the Corporation required by applicable law, this fifth amended and restated certificate of incorporation (as amended), any Preferred Stock Designation, or the by-laws of the Corporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with, paragraphs B or E, or this paragraph F, of this Article SIXTH of this fifth amended and restated certificate of incorporation (as amended).”

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Reasons for the Amendment

The Board considers a requirement of a two-thirds majority vote to amend the specified provisions of the Certificate of Incorporation to be preferable to a simple majority vote requirement since it ensures that there is a broad stockholder support and a clear stockholder mandate in order to revise or remove the applicable provisions.

Required Vote

Approval of the amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock as of the Record Date. As a result, abstentions will have the effect of a vote "AGAINST" this proposal. As we believe this proposal would be classified as a routine item, we expect banks, brokers and nominees will be permitted to use their discretion to vote shares for which voting instructions are not submitted with respect to this proposal so no broker non-votes are expected for this proposal.

Recommendation

Our Board of Directors recommends that you vote FOR the amendment of the Company’s Certificate of Incorporation to require a super-majority vote to amend to amend certain provisions of the Certificate of Incorporation.

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AMENDMENT TO THE

2009 OMNIBUS SECURITIES AND INCENTIVE PLAN

PROPOSAL NO. 5

Background

 On March 19, 2013, our Board adopted an amendment to our 2009 Omnibus Securities and Incentive Plan (the “Plan”). If approved by our stockholders, the proposed amendment to the Plan would increase the aggregate number of shares of our common stock that may be issued under the Stock Incentive Plan from 2,000,000 shares to 2,650,000 shares (an increase of 650,000 shares).

  Our Board has unanimously determined that this amendment is advisable and in the best interests of the Company and its stockholders, and has submitted the amendment to be voted on by our stockholders at the Meeting.

Amendment

Our Board is proposing the approval of the amendment to the Plan to increase the aggregate number of shares of our common stock that may be issued under the Plan from 2,000,000 shares to 2,650,000 shares. A complete copy of the proposed amendment to the Stock Incentive Plan is attached as Annex A to this proxy statement and a full copy of the Stock Incentive Plan is attached as Annex A to our proxy statement filed with the SEC on April 30, 2009. A summary description of the material features of the Plan is provided below. The statements made in this proxy statement regarding the amendment to the Plan should be read in conjunction with and are qualified in their entirety by reference to the terms of the amendment to the Plan attached to this proxy statement as Annex A.

Reasons for the Plan Amendment

If the amendment to the Plan is approved, the aggregate number of shares of our common stock that may be issued under the Plan will increase from 2,000,000 shares to 2,650,000 shares. As of April 9, 2013, excluding the increase in shares from this proposed amendment, an aggregate of 1,973,167 shares of our common stock have either been issued or are subject to outstanding awards under the Plan, leaving only 26,833 shares available for future issuance under the Plan. Given the Company's emphasis on equity-based compensation, our Board does not believe the Company has sufficient available shares reserved for issuance under the Plan.

Our Board believes that increasing the aggregate number of shares of our common stock issuable under the Plan as contemplated by this amendment is necessary to facilitate the Company's anticipated future growth by enabling it to attract and retain qualified employees, officers and directors through equity participation in the Company. Our Board believes that equity compensation is the most effective means of creating a long-term link between performance and the compensation provided to executives and key employees. Equity grants are also an important element in attracting and retaining employees. Given the intense competition for talented individuals, the Company's ability to offer competitive compensation packages, including those with equity-based incentives is particularly important.

On December 27, 2012, the Company granted Mr. Schleck, one of our directors, an option to purchase 200,000 shares of the Company’s common stock pursuant to a stock option agreement under the Plan. Pursuant to the terms of that grant, if the Company’s stockholders do not approve this amendment, then the option will be deemed to have been granted outside of the Plan. The option has an exercise price of $1.50 per share, and vests as to 40,000 shares on each of the first five annual anniversaries of the date of grant.

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Material Features of the Plan

 The description of the Stock Incentive Plan set forth below is a summary of the principal features of the Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Plan. The summary is qualified in its entirety by reference to the Plan, a copy of which is available on the SEC's website and incorporated herein by reference.

        As of April 9, 2013, the closing price of our outstanding common stock on the OTC Bulletin Board was $2.20 per share.

Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan Summary

Administration. The 2009 Plan was adopted by the Board of Directors on March 3, 2009. The 2009 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the 2009 Plan, to determine the employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2009 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2009 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Section 409A of the Internal Revenue Code, as amended (the “Code”).

Grant of Awards; Shares Available for Awards. The 2009 Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards and unrestricted stock awards in an amount equal to 2,000,000 shares of common stock, to officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2009 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2009 Plan in any calendar year cannot exceed 250,000.

Stock Options. Options granted under the 2009 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Restricted Stock Awards. A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company.

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Unrestricted Stock Awards. An unrestricted stock award under the 2009 Plan is a grant or sale of the Company’s common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Amendment and Termination. The Committee may adopt, amend and rescind rules relating to the administration of the 2009 Plan, and amend, suspend or terminate the 2009 Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2009 Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

Certain Federal Income Tax Consequences of the 2009 Plan.

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, uponthe exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

 Required Vote

        The approval of the amendment to our Plan to increase the aggregate number of shares of our common stock that may be issued under the Plan requires the affirmative vote of a majority of the shares of common stock cast at the Meeting. abstentions will be treated as votes cast on this proposal, and thus, will have the effect of a vote "AGAINST" this proposal, and broker non-votes will not be treated as votes cast on this proposal, and thus, will have no effect on the outcome of this proposal.

Our Board of Directors recommends that you vote FOR the approval and ratification of the amendment to the 2009 Omnibus Securities and Incentive Plan.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL NO. 6

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This nonbinding advisory vote is commonly referred to as a “say-on-pay” vote. Shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the shareholders advise that they approve the compensation paid to Cyalume Technologies Holdings, Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”

The compensation of our executive officers is detailed in the Executive Compensation beginning on page 10. Shareholders should read this section before deciding how to vote on this proposal.

Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program. Broker non-votes (as described under “Information About Voting and the Meeting - Voting”) are not entitled to vote on these proposals and will not be counted in evaluating the results of the vote.

Our Board of Directors recommends that you vote FOR the advisory approval of the resolution set forth above.

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ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE

ON EXECUTIVE COMPENSATION

PROPOSAL NO. 7

The Dodd-Frank Act and Section 14A of the Exchange Act enable our shareholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a say-on-pay vote.

We are seeking an advisory vote on the frequency with which say-on-pay votes should be held in the future. This advisory vote is commonly referred to as "say on frequency”. Shareholders may also abstain from voting on this proposal.

Our board of directors has determined that an advisory vote on the compensation of our named executive officers that occurs once every three years is the most appropriate for Cyalume and therefore our board of directors recommends that you vote for a three-year interval for the advisory vote on the compensation of our named executive officers. Our compensation programs do not change significantly from year to year and do not contain any significant risks that we believe would be of concern to our shareholders. While we regularly review compensation, with an in-depth review on an annual basis, a significant portion of our executives’ total compensation has been, and is expected to continue to be, equity compensation that is designed to align long-term growth and performance of Cyalume with the interests of our shareholders. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

While the board of directors believes that its recommendation is appropriate at this time, our shareholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the nonbinding advisory vote on executive compensation should be held every year, every other year or every three years.

Accordingly, the board of directors is asking shareholders to indicate their preferred voting frequency by voting for every one, two or three years. Alternatively, shareholders may abstain from casting a vote. The option, if any, among those choices that receives the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be deemed to be the frequency preferred by our shareholders. However, because this vote is advisory and therefore not binding on the board of directors or Cyalume, the board of directors may decide that it is in the best interests of the shareholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by our shareholders.

Our Board of Directors recommends that you vote for the option of every 3 YEARS on Proposal 7 as the preferred frequency for the advisory vote on the compensation of our named executive officers.

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OTHER MATTERS

General

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, our officers and regular employees may solicit proxies without additional compensation, by telephone, facsimile or other electronic communications. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2012 (as filed with the SEC) including the financial statements thereto, is being provided with the proxy statement. Requests for additional copies should be directed to Michael Bielonko, CFO, c/o Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, Massachusetts 01089. Proxy materials are also available on the Company website at: http://investor.cyalume.com/annual-proxy.cfm.

Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors or any individual director must mail a communication addressed to the Board of Directors or the individual director to the Board of Directors, c/o Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, Massachusetts 01089. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Our SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial and accounting officer, respectively). A copy of the Code of Ethics is available on our website, www.cyalume.com.

Changes in Director Nomination Process for Stockholders

There were no changes in the director nomination process from January 1, 2012 through the present.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all stockholders have complied with all filing requirements applicable to 10% beneficial owners during the year-ended December 31, 2012, except that Yaron Eitan filed one report that was not timely with respect to thirteen transactions.

STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING

The annual meeting of stockholders for the year ending December 31, 2013 is expected to be held in July 2014. Any stockholder proposal intended to be included in the Company’s proxy statement and form of proxy for presentation at the 2014 annual meeting of stockholders pursuant to Rule 14a-8 (“Rule 14a-8”), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than January 4, 2014. As to any proposals submitted for presentation at the next annual meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the next annual meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter between March 11, 2014 and April 10, 2014, unless the date of the 2014 annual meeting is more than 30 days before or after the date of the 2013 annual meeting.

By Order of the Board of Directors,

/s/ Zivi Nedivi
Chief Executive Officer and President

April 25, 2013

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ANNUAL MEETING OF STOCKHOLDERS OF

CYALUME TECHNOLOGIES HOLDINGS, INC.

JULY 9, 2013

NOTICE OF INTERNET AVAILABLITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card are available at: investor.cyalume.com/annual-proxy.cfm

Please sign, date and mail your proxy card in the envelope provided promptly.

THE BOARD OF DIRECTORS RECOMMENDS:	A VOTE “FOR ALL NOMINEES” ON PROPOSAL 1;
A VOTE “FOR” PROPOSALS: 2, 3, 4, 5 & 6; AND
A VOTE “3 YEARS” ON PROPOSAL 7

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Zivi Nedivi or Michael Bielonko, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Columbus Nova, 900 Third Avenue, 19th Floor, New York, NY 10022 on July 9, 2013 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	ELECTION OF DIRECTORS:		NOMINEES:

	☐	FOR ALL NOMINEES	¡	Winston Churchill	¡	Alain Dobkin
	☐	WITHHOLD AUTHORITY	¡	Yaron Eitan	¡	Jason Epstein
		FOR ALL NOMINEES	¡	Andrew Intrater	¡	John G. Meyer, Jr.
	☐	FOR ALL EXCEPT	¡	Zivi Nedivi	¡	Thomas G. Rebar
		(See instructions below)	¡	James Schleck	¡	James Valentine

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	Approval of an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of shares of all classes of capital stock which the Company shall have authority to issue is 101,000,000 of which 100,000,000 shares shall be common stock of the par value of $.001 per share and 1,000,000 shares shall be preferred stock of the par value of $.001 per share.	FOR ☐	Against ☐	Abstain ☐

3.	Approval of an amendment to our Certificate of Incorporation to require all stockholder actions only to be taken at a meeting of stockholders, not by written consent.	☐	☐	☐

4.	Approval of an amendment to our Certificate of Incorporation to require a super-majority vote to change anti-takeover provisions.	☐	☐	☐

5.	Approval and ratification of an amendment to the 2009 Omnibus Securities and Incentive Plan.	☐	☐	☐

6.	Advisory vote on the compensation of our named executive officers (“say-on-pay”).	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
7.	Advisory vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

The shares of Common Stock represented by this proxy, when properly executed, will be voted as directed; however, abstentions will have no effect on the election of directors (Item 1). Abstentions will be treated as being present and entitled to vote on the other Items presented at the annual meeting. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters (a broker “non-vote”) such as Item 1. Shares subject to a broker “non-vote” will not be considered entitled to vote with respect to Item 1, and will not affect the outcome on that Item. Brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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